Exhibit 32.2

FORM OF SECTION 906 CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the annual report of Seminis, Inc. (the “Company”) on Amendment No. 1 to Form 10-K/A for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gaspar Alvarez Martinez, Vice President, Finance and Worldwide Corporate Comptroller of the Company, certify pursuant to 18 U.S.C. Sections 1350(a) and (b), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2005

/s/ Gaspar Alvarez Martinez
Gaspar Alvarez Martinez VP Finance and Worldwide Corporate Comptroller